                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
  TENDER OF SHARES OF CLASS A COMMON STOCK AND SHARES OF CLASS B COMMON STOCK
                                       OF
                          U.S. FRANCHISE SYSTEMS, INC.
            PURSUANT TO THE OFFER TO PURCHASE DATED OCTOBER 3, 2000
                                       BY
                              USFS ACQUISITION CO.
                          A WHOLLY OWNED SUBSIDIARY OF
                       PRITZKER FAMILY BUSINESS INTERESTS

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         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
               NEW YORK CITY TIME, ON WEDNESDAY, NOVEMBER 1, 2000,
                          UNLESS THE OFFER IS EXTENDED.
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    As set forth in "The Tender Offer--Procedure For Tendering
Shares--Guaranteed Delivery" of the Offer to Purchase dated October 3, 2000 (the "Offer to Purchase"), this form or one substantially equivalent must be used to accept the offer (the "Offer") by USFS Acquisition Co., a Delaware corporation (the "Purchaser") and wholly owned subsidiary of Pritzker family business interests, to purchase all outstanding shares of Class A Common Stock, par value $0.01 per share, and Class B Common Stock, par value of $0.01 per share (collectively, the "Shares"), of U.S. Franchise Systems, Inc., a Delaware corporation (the "Company"), if certificates for the Shares are not immediately available or cannot be delivered to SunTrust Bank (the "Depositary") prior to the Expiration Date (as defined in the Offer to Purchase), the procedure for book-entry transfer of the Shares cannot be completed on a timely basis or all required documents cannot be delivered to the Depositary prior to the Expiration Date. This form may be delivered by hand to the Depositary or transmitted by facsimile transmission, mail or overnight courier to the Depositary and must be received by the Depositary before the Expiration Date.

                        THE DEPOSITARY FOR THE OFFER IS:
                                 SUNTRUST BANK

 BY HAND OR OVERNIGHT            BY FACSIMILE TRANSMISSION                  BY MAIL:
       COURIER:              (FOR ELIGIBLE INSTITUTIONS ONLY):            SunTrust Bank
     SunTrust Bank                     (404) 332-3875                      Attn: Reorg
      Attn: Reorg                                                         P.O. Box 4625
  58 Edgewood Avenue                                                    Atlanta, GA 30302
      Suite 225                                                         Atlanta, GA 30302
   Atlanta, GA 30303

                          CONFIRMATION OF RECEIPT: 1-800-568-3476

                                   FOR INFORMATION CALL:
                                       1-800-568-3476

                            ------------------------

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERY TO THE PURCHASER, THE COMPANY, THE BOOK-ENTRY TRANSFER FACILITY, GEORGESON SHAREHOLDER SECURITIES CORPORATION, THE DEALER MANAGER FOR THE OFFER, OR GEORGESON SHAREHOLDER COMMUNICATIONS INC., THE INFORMATION AGENT FOR THE OFFER, WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL RELATED TO THE OFFER TO PURCHASE (THE "LETTER OF TRANSMITTAL") IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED BELOW) UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

LADIES AND GENTLEMEN:

    The undersigned hereby tenders to the Purchaser, on the terms and subject to the conditions set forth in the Offer to Purchase and the Letter of Transmittal, receipt of which is hereby acknowledged, the number of Shares set forth below, all pursuant to the guaranteed delivery procedure set forth in "The Tender Offer--Procedure for Tendering Shares--Guaranteed Delivery" of the Offer to Purchase.

    All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery will survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                          CLASS OF SHARES
                          REPRESENTED BY       NUMBER OF SHARES BY
CERTIFICATE NUMBER(S)    CERTIFICATE(S) OR      CERTIFICATE(S) OR
   FOR SHARES (IF           BOOK-ENTRY             BOOK-ENTRY          NUMBER OF SHARES
     AVAILABLE)            CONFIRMATION           CONFIRMATION*            TENDERED

* If you will deliver Shares by book-entry transfer to the Depositary's account at The
  Depository Trust Company (the "Book-Entry Transfer Facility"), insert your Book-Entry
  Transfer Facility account number.
                                 PLEASE SIGN AND COMPLETE

Signatures of Registered Holders(s):          Date:
                                              Address:
Name(s) of Registered Holder(s):              Area Code and Telephone No.:
                                              Taxpayer Identification Number or Social
                                              Security Number:
Name and capacity, if signing in a fiduciary or representative capacity:

                                   GUARANTEE
                            (THIS MUST BE COMPLETED)
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a participant in an approved Signature Guarantee Medallion Program or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each such entity, an "Eligible Institution"), hereby guarantees that either the certificates representing the Shares tendered hereby in proper form for transfer, or timely confirmation of a book-entry transfer of such Shares into the Depositary's account at the Book-Entry Transfer Facility (pursuant to procedures set forth in "The Tender Offer--Procedure for Tendering Shares--Book Entry Delivery" of the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message (as defined in the Offer to Purchase)) and any other documents required by the Letter of Transmittal, will be received by the Depositary at one of its addresses set forth above within three (3) Nasdaq Stock Market trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                                                                        Zip Code

Area Code and Telephone Number: ________________________________________________

AUTHORIZED SIGNATURE: __________________________________________________________

Name: __________________________________________________________________________
                             (Please Type or Print)

Title: _________________________________________________________________________

Dated: __________________________ , 2000

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.